FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

AT THE COMPANY
Carolyn Tiffany
Chief Operating Officer
(617) 570-4614

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

           ANNOUNCES FINANCIAL RESULTS FOR THE THREE AND TWELVE MONTHS
                            ENDED DECEMBER 31, 2004

FOR IMMEDIATE RELEASE - Boston, Massachusetts- March 31, 2005 First Union Real Estate Equity and Mortgage Investments (NYSE:FUR), a real estate investment trust, announced the operating results for the three and twelve months ended December 31, 2004.

Financial results for the three and twelve months ended December 31, 2004 and 2003 are as follows:

                                                      Three Months Ended                 Twelve Months Ended
                                                 ----------------------------        ----------------------------

 (in thousands, except per share data)          December 31,      December 31,      December 31,      December 31,
                                                    2004              2003              2004              2003
                                                 ----------        ----------        ----------        ----------
Revenues                                         $    2,886        $      563        $    5,918        $    2,427
                                                 ==========        ==========        ==========        ==========

Income (loss) from continuing operations                429            (1,272)            1,936            (6,575)

Income from discontinued operations                      64               253            20,516               673
                                                 ----------        ----------        ----------        ----------

Net income (loss)                                $      493        $   (1,019)       $   22,452        $   (5,902)
                                                 ==========        ==========        ==========        ==========

Net (loss) income applicable to
     shares of beneficial interest               $      (23)       $   (1,535)       $   20,388        $   (7,966)
                                                 ==========        ==========        ==========        ==========

Per Share - Basic
Income (loss) from continuing operations               0.00             (0.07)             0.00             (0.28)
Income from discontinued operations                    0.00              0.01              0.66              0.02
                                                 ----------        ----------        ----------        ----------
Basic - net income (loss) applicable to
      shares of beneficial interest (per         $     0.00        $    (0.06)       $     0.66        $    (0.26)
      share)                                     ==========        ==========        ==========        ==========

Per Share - Diluted
Income (loss) from continuing operations               0.00             (0.07)             0.00             (0.28)
Income from discontinued operations                    0.00              0.01              0.66              0.02
                                                 ----------        ----------        ----------        ----------
Diluted - net income (loss) applicable to
      shares of beneficial interest (per         $     0.00        $    (0.06)       $     0.66        $    (0.26)
      share)                                     ==========        ==========        ==========        ==========

Three Months Ended December 31, 2004 vs. December 31, 2003

Income (loss) from Continuing Operations The income from continuing operations increased by $1,701,000 to $429,000 for the three months ended December 31, 2004 from a loss of $1,272,000 for the three months ended December 31, 2003. As more fully described below, this increase in income from continuing operations is attributable to an increase in total revenues of $2,323,000, an increase in other income of $119,000 partially offset by an increase in total expenses of $741,000.

Rents

Rental income increased by $1,887,000 to $2,294,000 for the three months ended December 31, 2004 from $407,000 for the three months ended December 31, 2003. The increase was primarily due to the acquisition of sixteen net lease properties in November 2004 which contributed $1,720,000 of revenue and an increase in revenues of $167,000 at our Circle Tower office property located in Indianapolis.

Interest and Dividends

Interest income increased by $436,000 to $592,000 for the three months ended December 31, 2004 from $156,000 for the three months ended December 31, 2003. The increase was due to $300,000 of income earned on loans acquired during 2004, higher amounts invested in government securities and higher interest rates on the invested cash balances.

Property Operating

Property operating expenses remained the same at $222,000 for the three months ended December 31, 2004 and December 31, 2003.

Real Estate Taxes

The $126,000 increase in real estate tax expense was due to a refund received in 2003 for taxes previously paid with respect to the previously sold Mountaineer Mall property. Exclusive of this refund, real estate tax expense remained constant.

Depreciation and Amortization

Depreciation and amortization expense increased by $433,000 to $539,000 for the three months ended December 31, 2004 compared to $106,000 for the three months ended December 31, 2003. The increase was due to the net lease properties acquired in November 2004.

Interest Expense

Interest expense increased by $666,000 to $686,000 for the three months ended December 31, 2004 compared to $20,000 for the three months ended December 31, 2003. The increase was due to interest expense of $686,000 on new borrowings in November and December 2004.

General and Administrative Expenses

General and administrative expenses decreased by $484,000 to $1,108,000 for the three months ended December 31, 2004 from $1,592,000 for the three months ended December 31, 2003. The primary cause of this decrease was a $700,000 expense in 2003 related to contingency reserves. Additional savings in insurance, legal, accounting and other professional fees of $290,000 were offset by an increase in management fees of $393,000 and expenses of $22,000 incurred in connection with the publication of material events.

Twelve Months Ended December 31, 2004 vs. December 31, 2003

Income (loss) from Continuing Operations

The income from continuing operations increased by $8,511,000 to $1,936,000 for the year ended December 31, 2004 from a loss of $6,575,000 for the year ended December 31, 2003. As more fully described below, this increase is attributable to an increase in total revenues of $3,491,000, an increase in other income of $2,407,000 and a decrease in total expenses of $2,613,000.

Rents

Rental income increased by $1,801,000 or approximately 113% to $3,390,000 for the year ended December 31, 2004 from $1,589,000 for the year ended December 31, 2003. The increase was primarily due to the November 2004 acquisition of the net lease properties which contributed $1,720,000 of revenue and an increase in revenues at Circle Tower of $81,000.

Interest and Dividends

Interest income increased by $1,690,000 or approximately 201% to $2,528,000 for the year ended December 31, 2004 from $838,000 for the year ended December 31, 2003. The increase was the result of income from loans acquired during 2004 of $1,373,000, dividends on real estate securities of $139,000, higher amounts invested in government securities and higher interest rates on the invested cash balances.

Insurance Recoveries

Insurance recoveries amounted to $1,254,000 for the year ended December 31, 2004. The insurance proceeds were recovered under the director's and officer's policy for reimbursement of legal fees expended in connection with the preferred shareholder litigation in 2003. We received $696,000 during 2004 and have included an additional $558,000 in accounts receivable and prepaids at December 31, 2004.

Gain on Sale of Securities Available for Sale

The gain on sale of securities available for sale consists primarily of the gain on sale of Atlantic Realty Trust stock.

Property Operating

Property operating expenses decreased by $63,000 or approximately 7% to $786,000 for the year ended December 31, 2004 from $849,000 for the year ended December 31, 2003. The decrease was due to a decrease in professional fees of $55,000 associated with real estate tax appeals in 2003.

Real Estate Taxes

The $102,000 increase in real estate tax expense resulted from a refund received in 2003 for taxes previously paid with respect to the previously sold Mountaineer Mall property. Exclusive of this refund, real estate tax expense remained constant.

Depreciation and Amortization

Depreciation and amortization expense increased by $281,000 or approximately 62% to $735,000 for the year ended December 31, 2004 compared to $454,000 for the year ended December 31, 2003. The increase was due to the net lease properties acquired in November 2004.

Interest Expense

Interest expense decreased by $164,000 or 19% to $698,000 for the year ended December 31, 2004 compared to $862,000 for the year ended December 31, 2003. The decrease was due primarily to the savings of $835,000 in interest expense as a result of the repayment in full of the senior notes on October 1, 2003, partially offset by interest expense of $686,000 on new borrowings in November and December 2004.

General and Administrative Expenses

General and administrative expenses decreased by $2,769,000 or approximately 40% to $4,104,000 for the year ended December 31, 2004 from $6,873,000 for the year ended December 31, 2003. The primary cause of this decrease was the 2003 expenses related to the Gotham transaction of $2,856,000 and a $700,000 expense in 2003 related to contingency reserves. Additional savings in legal, accounting and other professional fees of $868,000 were offset by an increase in management fees of $1,431,000.

Discontinued Operations

During 2004, we sold the Park Plaza Mall and VenTek for a combined sales price of $77,515,000. We recognized a net gain on disposal of these properties of $19,267,000. The sale and operations of these assets have been recorded as discontinued operations in accordance with the provisions of the Statement of Financial Accounting Standards (SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets).

The Combined Statements of Operations and Comprehensive Income for First Union for the three and twelve month periods ended December 31, 2004 and 2003 accompany this release.

                             -----------------------

Certain statements contained in this press release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Further information about these matters and the risks generally with respect to First Union can be found in First Union's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

First Union Real Estate Equity and Mortgage Investments is a NYSE-listed real estate investment trust (REIT) headquartered in Boston, Massachusetts.

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
           COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                      (In thousands, except per share data)

                                                                     Three Months Ended
                                                                         December 31,                Years Ended December 31,
                                                                  -------------------------         -------------------------
                                                                      2004             2003             2004             2003
                                                                  --------         --------         --------         --------
Revenues
        Rents                                                     $  2,294         $    407         $  3,390         $  1,589
        Interest and dividends                                         592              156            2,528              838
                                                                  --------         --------         --------         --------
                                                                     2,886              563            5,918            2,427
                                                                  --------         --------         --------         --------

Expenses
        Property operating                                             222              222              786              849
        Real estate taxes                                               21             (105)              66              (36)
        Depreciation and amortization                                  539              106              735              454
        Interest                                                       686               20              698              862
        General and administrative                                   1,108            1,592            4,104            6,873
                                                                  --------         --------         --------         --------
                                                                     2,576            1,835            6,389            9,002
                                                                  --------         --------         --------         --------
Other income
        Insurance recoveries                                            --               --            1,254               --
        Gain on sale of securities available for sale                  119               --            1,153               --
                                                                  --------         --------         --------         --------
                                                                       119               --            2,407               --
                                                                  --------         --------         --------         --------

Income (loss) from continuing operations                               429           (1,272)           1,936           (6,575)

Discontinued operations:
        Income from discontinued operations                             64              253            1,249              619
        Gain on sale of discontinued operations                         --               --           19,267               54
                                                                  --------         --------         --------         --------
Income from discontinued operations                                     64              253           20,516              673
                                                                  --------         --------         --------         --------

Net income (loss)                                                      493           (1,019)          22,452           (5,902)
        Preferred dividend                                            (516)            (516)          (2,064)          (2,064)
                                                                  --------         --------         --------         --------
Net income (loss) applicable to Common Shares of                  $    (23)        $ (1,535)        $ 20,388         $ (7,966)
Beneficial Interest                                               ========         ========         ========         ========

Other comprehensive income
Net income (loss)                                                 $    493         $ (1,019)        $ 22,452         $ (5,902)
Unrealized gain on available for sale securities                     2,749               --            3,359               --
Unrealized loss on interest rate derivative                           (325)              --             (325)              --
                                                                  --------         --------         --------         --------
Comprehensive income (loss)                                       $  2,917         $ (1,019)        $ 25,486         $ (5,902)
                                                                  ========         ========         ========         ========

Per share data - Basic:

Loss from continuing operations, net of preferred dividend        $  (0.00)        $  (0.07)        $   0.00         $  (0.28)
Income from discontinued operations                                   0.00             0.01             0.66             0.02
                                                                  --------         --------         --------         --------
Net income (loss) applicable to Common Shares of                  $  (0.00)        $  (0.06)        $   0.66         $  (0.26)
Beneficial Interest                                               ========         ========         ========         ========

Diluted:
Income (loss) from continuing operations, net of
preferred dividend                                                $  (0.00)        $  (0.07)        $   0.00         $  (0.28)
Income from discontinued operations                                   0.00             0.01             0.66             0.02
                                                                  --------         --------         --------         --------
Net income (loss) applicable to Common Shares of                  $  (0.00)        $  (0.06)        $   0.66         $  (0.26)
Beneficial Interest                                               ========         ========         ========         ========

Basic weighted average Common Shares                                31,059           26,168           31,059           30,885
                                                                  ========         ========         ========         ========
Diluted weighted average Common Shares                              31,059           26,168           31,059           30,885
                                                                  ========         ========         ========         ========